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                                                                   Exhibit 10.33

                                                                Loan No. 6518217

                                  MORTGAGE NOTE

$18,150,000.00                                          New Britain, Connecticut
                                                                 January 1, 2004

     FOR VALUE RECEIVED, INLAND SOUTHEAST NEW BRITAIN, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter referred to as "MAKER"), promises to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK"), a Massachusetts corporation, its successors and assigns, at its principal place of business at John Hancock Tower, T-56, 200 Clarendon Street, Boston, Massachusetts 02117 (John Hancock and each successor or assign being hereinafter referred to as "PAYEE"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Eighteen Million One Hundred Fifty Thousand and No/100 Dollars ($18,150,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

     1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

          (a) If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

          (b)  Interest only is to be paid in installments as follows:
               $68,970.00 on the 1st day of March, 2004, and on the first day of each calendar month thereafter up to and including the 1st day of January, 2009; and

          (c) The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the 1st day of February, 2009 (the "MATURITY DATE").

          Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; PROVIDED, HOWEVER, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

          The term "APPLICABLE INTEREST RATE" as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of four and fifty-six hundredths percent (4.56%) per annum.

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                                                                Loan No. 6518217

          If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee's sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee's acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

          The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the indebtedness evidenced hereby (the "LOAN DOCUMENTS") (all such sums hereinafter collectively referred to as the "DEBT") shall without notice become immediately due and payable at the option of Payee upon an "EVENT OF DEFAULT" as the same is defined in the Mortgage (hereinafter defined). All of the terms, covenants and conditions contained in the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

     2. PREPAYMENT. Except as provided below, Maker may not prepay the loan in whole or in part.

          On or after the end of the 2nd Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days' prior written notice specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE"), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

          (a) the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under this Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of this Note immediately prior to such prepayment; or

          (b) one percent (1.00%) of the principal balance of this Note immediately prior to such prepayment.

          All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of this Note as established in the Wall Street Journal or other business publication of general circulation five
(5) business days before the Prepayment Date.

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                                                                Loan No. 6518217

          In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee's reasonable determination, and used to calculate the prepayment premium.

          The loan will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of the loan.

          If any notice of prepayment is given, the principal balance of the loan and the other sums required pursuant to the Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

          The above premium shall not be applicable to a prepayment resulting from Payee's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

          No partial prepayment shall be allowed except in the case of the application by Payee of any insurance or condemnation proceeds as expressly provided for in the Loan Documents.

          The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

     3. ACCELERATION/DEFAULT. Maker acknowledges that the loan was made on the basis and assumption that Payee would receive the payments of interest set forth herein for the full term of this loan. Therefore, whenever the Maturity Date of the loan has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a prepayment premium equal to (i) the interest which would have accrued on the principal balance of this Note at the Applicable Interest Rate from the date of such acceleration to the expiration of the 2nd Loan Year plus (ii) an amount equal to the prepayment premium that would have been due and payable pursuant to Section 2 hereof had such prepayment occurred on the first (1st) day of the 3rd Loan Year. In addition, in the event of any prepayment made on or prior to the first (1st) day of the 2nd Loan Year, there shall also then be immediately due and payable in addition to the prepayment premium set forth in the preceding sentence an additional sum equal to two percent (2.00%) of the then outstanding principal balance of this Note.

          If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium set forth in this Section 3 calculated in the manner set forth in Section 2 hereof shall be required.

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                                                                Loan No. 6518217

          A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee's option, such payment shall include a premium as described in this Section 3.

     4. DEFAULT RATE. Maker does hereby agree that upon the occurrence of an Event of Default (beyond any applicable grace or cure period) and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker's initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the "DEFAULT RATE") equal to five percent (5%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

     5. LATE CHARGE. If any monthly interest payment payable under this Note (except for the final payment) is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

     6. SECURITY FOR LOAN. This Note is secured by the Mortgage and certain other Loan Documents. The term "MORTGAGE" as used in this Note shall mean the Mortgage, Assignment of Leases and Rents and Security Agreement dated the date hereof in the principal sum of $18,150,000.00 given by Maker for the use and benefit of Payee covering certain premises located at 1309 Corbin Street, in the City of New Britain, County of Hartford, State of Connecticut, as more particularly described therein.

     7. COMPLIANCE WITH LAW. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee's exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker's having paid any interest in excess of that permitted by applicable law, then it is Payee's express intent that all excess amounts theretofore collected by Payee shall be (a) credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the

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                                                                Loan No. 6518217

amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder or (b) if required by law, refunded to Maker. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     8. AMENDMENTS. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     9. JOINT AND SEVERAL LIABILITY. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

     10. CONSTRUCTION. Whenever used, the singular number shall include the plural, the plural the singular, and the words "PAYEE" and "MAKER" shall include their respective successors, assigns, heirs, executors and administrators.

     11. WAIVERS. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Mortgage or any other Loan Documents.

     12. AUTHORITY. Maker (and the other undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Mortgage and the other Loan Documents and that this Note, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

     13.  TIME. Time is of the essence of this Note.

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                                                                Loan No. 6518217

     14. REPLACEMENT NOTE. In the event of the loss, theft or destruction of this Note, upon Maker's receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

     15. NOTICE. All notices required to be given pursuant hereto shall be given in the manner specified in the Mortgage directed to the parties at their respective addresses as provided therein.

     16. COSTS AND EXPENSES. Maker shall pay all expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgement collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

     17. FORBEARANCE. Any forbearance by Payee in exercising any right or remedy under this Note, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker's obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

     18. SECTION HEADINGS. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

     19. LIMITATION ON LIABILITY. Notwithstanding anything to the contrary contained herein, but subject to the obligations of PARAGRAPH 45 of the Mortgage, any claim based on or in respect of any liability of Maker under this Note, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; PROVIDED, HOWEVER, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, "NON-RECOURSE CARVEOUT OBLIGATIONS") shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates to the extent such sums remain collected more than one month in advance of their due dates following an Event of Default, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from

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                                                                Loan No. 6518217

tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature to the extent such misapplication continues following an Event of Default, (iv) liability under environmental covenants, conditions and indemnities contained in the Mortgage and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes or assessments prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property, (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property, (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) attorney's fees, court costs and other expenses incurred by Payee in connection with enforcement of Maker's personal liability as set forth herein. Nothing herein shall be deemed
(w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

          This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

     20. SPECIAL STATE PROVISIONS. IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (i) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (ii) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

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                                                                Loan No. 6518217

STATE OF ___________      )
                          ) ss.  ____________                  January ___, 2004
COUNTY OF __________      )

     Personally appeared ______________, ___________________ of Inland Western
Retail Real Estate Trust, Inc., a Maryland corporation, the Sole Member of Inland Southeast New Britain, L.L.C., a Delaware limited liability company, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such __________ and the free act and deed of said ____________ and ____________, before me.



                                       -----------------------------------
                                       Name:
                                       Commissioner of the Superior Court
                                       Notary Public
                                       My commission expires:
                                                             -------------

                                       [SEAL]


                     [ACKNOWLEDGEMENT PAGE TO MORTGAGE NOTE]

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                                                                Loan No. 6518217

     IN WITNESS WHEREOF, Maker has duly executed and delivered this Note the day and year first above written.

WITNESSED BY:                 MAKER:

/s/ JoAnne Schoeller          INLAND SOUTHEAST NEW BRITAIN, L.L.C.,
----------------------        a Delaware limited liability company
Name: JoAnne Schoeller
      ----------------
                              By: Inland Western Retail Real Estate Trust, Inc.,
                                  a Maryland corporation, its sole member

                                  By:    /s/ Valerie Medina
                                     -------------------------------------------
                                  Its:   Asst. Secretary
                                      ------------------------------------------


                        [SIGNATURE PAGE TO MORTGAGE NOTE]

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                                                                Loan No. 6518217

STATE OF ILLINOIS     )
                      ) ss. ____________                         January 5, 2004
COUNTY OF DUPAGE      )

     Personally appeared Valerie Medina, Asst. Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the Sole Member of Inland Southeast New Britain, L.L.C., a Delaware limited liability company, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such Asst. Sec. and the free act and deed of said Corporation and _____________, before me.


                                       /s/ Kimberly A. Mitchell
                                       --------------------------------------
                                       Name:
                                       Commissioner of the Superior Court
            OFFICIAL SEAL              Notary Public
         KIMBERLY A. MITCHELL          My commission expires:
  NOTARY PUBLIC-STATE OF ILLINOIS                            ----------------
  MY COMMISSION EXPIRES: 03-12-07
                                       [SEAL]


                     [ACKNOWLEDGEMENT PAGE TO MORTGAGE NOTE]

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